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                                                                 Exhibit 10.3.2

                      FIRST AMENDMENT TO AND RESTATEMENT OF
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AND RESTATEMENT OF AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is entered into as of the 6th day of April, 2000 by and among (i) GOLF TRUST OF AMERICA, L.P., a limited partnership organized under the laws of Delaware (the "Borrower"), (ii) the Guarantors referred to in this Amendment, (iii) THE LENDERS referred to in this Amendment (collectively, the "Lenders"), (iv) BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"), (v) FIRST UNION NATIONAL BANK, as Syndication Agent and (vi) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), as Documentation Agent.

                              STATEMENT OF PURPOSE

         The Borrower, the Guarantors, the Lenders and the Agents are parties to a certain Amended and Restated Credit Agreement dated as of March 31, 1999 (as amended and restated hereby and as further amended or modified, the "Credit Agreement"), pursuant to which the Lenders have agreed to make, and have made, certain Loans to the Borrower. The Borrower, the Lenders and the Agents have agreed to amend the Credit Agreement upon the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. ADDITIONAL DEFINED TERMS. Section 1.1 of the Credit Agreement is amended by adding the following defined terms in the appropriate alphabetical order:

                  "CAPITAL IMPROVEMENT LOANS" has the meaning assigned thereto in Section 10.4(e)(i).

                  "WORKING CAPITAL LOANS" has the meaning assigned thereto in
         Section 10.4(e)(i).

         SECTION 2. EBITDA DEFINITION. The definition "EBITDA" set forth in Section 1.1 of the Credit Amendment is amended by deleting the same in its entirety and inserting in lieu thereof the following:

                  "EBITDA" means, with respect to any Person for any period, (a) Net Income of such Person for such period, excluding any extraordinary gains or other non-recurring gains or non-cash losses occurring outside the ordinary course of business including any gains or non-cash losses from the sale or other disposition of assets other than in the ordinary course of business, PLUS (b) the sum of the following for such period to the extent properly deducted in the determination of Net Income: (i) Interest Expense of such Person; (ii) income and franchise taxes

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         of such Person; and (iii) amortization, depreciation and other non-cash charges (including amortization of good will and other intangible assets) of such Person, MINUS (c) to the extent included in the determination of Net Income (x) payments under any Participating Lease (or any mortgage or promissory note) with respect to which, at the time of determination of EBITDA, any payment is more than thirty (30) days past due, and (y) that portion of any payment under (i) any Participating Lease accrued to the Capital Replacement Fund (as defined under such Participating Lease) or (ii) the Innisbrook Loan Agreement accrued to the Capital Replacement Reserve (as defined in the Innisbrook Loan Agreement), MINUS (d) commencing January 1, 2000, the aggregate fundings during such period under Working Capital Loans, PLUS
         (e) commencing January 1, 2000, the aggregate repayments received during such period with respect to Working Capital Loans funded after January 1, 2000.

         SECTION 3. TOTAL ASSETS DEFINITION. The definition "Total Assets" set forth in Section 1.1 of the Credit Amendment is amended by deleting the same in its entirety and inserting in lieu thereof the following:

                  "TOTAL ASSETS" means, as of any date, the aggregate amount of
         (a) except as otherwise stated below, all assets which would be reflected on a Consolidated balance sheet of the Credit Parties prepared in accordance with GAAP PLUS (b) accumulated depreciation in accordance with GAAP PLUS (c) an amount equal to $51,403,099, the difference between (x) the total consideration paid for The Heritage Golf Club, The Legends Golf Club and Oyster Bay Golf Club and (y) the aggregate book value of such golf course properties as shown on the Consolidated balance sheet of the Credit Parties due to downward adjustments required by APB No. 16. The unpaid balance of all Working Capital Loans shall be excluded from any determination of Total Assets.

         SECTION 4. AMENDMENT OF SECTION 8.10(d). Section 8.10(d) of the Credit Agreement is amended by deleting subparagraphs (ii) and (iii) thereof in their entirety and inserting in lieu thereof the following:

                  (ii) Provided the Sandpiper Golf Course is closed by December 31, 2000 for a re-design of all or any portion of the golf course, the Sandpiper Golf Course shall not be required to comply with the quarterly Gross Golf Revenues requirement set forth in Section 8.10(d)(i) above after the last full quarter preceding the date on which it is closed for play until the earlier of (x) the quarter commencing July 1, 2002 or (y) the second full calendar quarter after the completion of the work and the reopening of the Sandpiper Golf Course for play. The lessee of the Sandpiper Golf Course shall continue to make its required payments to the applicable Credit Party under the related Participating Lease.

         SECTION 5. AMENDMENT OF SECTION 10.4. LIMITATIONS ON LOANS, ADVANCES, INVESTMENTS AND ACQUISITIONS. Section 10.4(e) is hereby amended by deleting the same in its entirety and inserting in lieu thereof the following:

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                  (e)      loans to Lessees or other Persons; PROVIDED that:

                           (i) the proceeds of such loans will be used (A) to
                  construct capital improvements that are, or would become (as set forth below), part of a golf course property owned by the Credit Parties (such loans being referred to herein as "Capital Improvement Loans") or (B) to fund working capital and general corporate requirements of any Lessee whether or not related to capital improvements to a golf course property leased by such Lessee under a Participating Lease (such loans being referred to herein as "Working Capital Loans");

                           (ii) the aggregate amount of Working Capital Loans
                  which the Credit Parties are obligated to make (herein, the "Working Capital Loans Commitment") shall at no time exceed an amount equal to 3% of Total Assets, and the aggregate amount of Capital Improvement Loans which the Credit Parties are obligated to make (herein, the "Capital Improvement Loans Commitment") PLUS the amounts utilized for the construction of improvements to golf course properties to the extent permitted under Section 10.11 PLUS the Working Capital Loans Commitment shall not exceed an aggregate of 5% of Total Assets at any time;

                           (iii) the Person receiving such Loan shall have
                  executed a promissory note in favor of the Borrower, in form and substance satisfactory to the Administrative Agent; and

                           (iv) the Borrower shall own the property on which the
                  capital improvements are to be constructed or have a binding contractual right to purchase such property.

         SECTION 6. AMENDMENT OF SECTION 10.11. LIMITATIONS ON IMPROVEMENTS. Section 10.11 is hereby amended by deleting the same in its entirety and inserting in lieu thereof the following:

                  SECTION 10.11 LIMITATIONS ON IMPROVEMENTS. Permit more than 5% of Total Assets, LESS the sum of the Working Capital Loans Commitment and the Capital Improvement Loans Commitment, to be utilized at any one time for the construction of improvements to golf course properties, provided that compliance by the Credit Parties with this Section 10.11 and with the limitation on Capital Improvement Loans set forth in
         Section 10.4(e) shall be determined without regard for funds used to construct the renovations and improvements to the Sandpiper Golf Course.

         SECTION 7. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Agents to execute this Amendment, each of the Credit Parties hereby confirms that each representation and warranty made by it under the Loan Documents is true and correct in all material respects as of the date hereof and that after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement. Each Credit Party hereby

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represents and warrants that as of the date hereof, there are no claims or offsets against or defenses or counterclaims to its obligations under the Credit Agreement or any other Loan Document.

         SECTION 8. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon completion of the following conditions to the satisfaction of the Administrative Agent:

         (i) receipt by the Administrative Agent of an originally executed copy of this Amendment; and

         (ii) receipt by the Administrative Agent of any other document or instrument reasonably requested by it in connection with the execution of this Amendment.

         SECTION 9. RESTATEMENT; LIMITED AMENDMENT. Except as expressly amended herein, the Credit Agreement (including, without limitation, the guaranties contained therein) and each other Loan Document shall continue to be, and shall remain, in full force and effect and each provision of the Credit Agreement not expressly amended hereby is incorporated herein by reference as if expressly restated herein in its entirety. This Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or (ii) to prejudice any other right or rights which the Agents or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

         SECTION 10. REFERENCES TO THE CREDIT AGREEMENT. Upon the execution and effectiveness of this Amendment, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended and restated by this Amendment, and as further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplements or modification agreements entered into pursuant to the applicable provisions of the Credit Agreement.

         SECTION 11. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 12. DEFINITIONS. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

         SECTION 13.       GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA.


                             (SIGNATURES NEXT PAGE)



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

[CORPORATE SEAL]               GOLF TRUST OF AMERICA, L.P., a Delaware
                               limited partnership

                               By: GTA GP, Inc., a Maryland corporation, its general partner



                               By:   /s/  W. Bradley Blair, II
                                     ----------------------------------------
                                     W. Bradley Blair, II
                                     Its Chief Executive Officer and President



[CORPORATE SEAL]               GOLF TRUST OF AMERICA, INC., a Maryland
                               corporation



                               By:   /s/  W. Bradley Blair, II
                                     ----------------------------------------
                                     W. Bradley Blair, II
                                     Its Chief Executive Officer and President



[CORPORATE SEAL]               GTA GP, INC., a Maryland corporation



                               By:   /s/  W. Bradley Blair, II
                                     ----------------------------------------
                                     W. Bradley Blair, II
                                     Its Chief Executive Officer and President



  [CORPORATE SEAL]             GTA LP, INC., a Maryland corporation



                               By:   /s/  W. Bradley Blair, II
                                     ----------------------------------------
                                     W. Bradley Blair, II
                                     Its Chief Executive Officer and President

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                               SANDPIPER--GOLF TRUST, LLC, a Delaware limited
                               liability company

                               By:   Golf Trust of America, L.P., as Manager
                               By:   GTA GP, Inc., its General Partner



                               By:   /s/  W. Bradley Blair, II
                                     ----------------------------------------
                                     W. Bradley Blair, II
                                     Its Chief Executive Officer and President


                               BANK OF AMERICA, N.A., as Administrative Agent and Lender



                               By:   /s/  Dale Zeglin
                                     ----------------------------------------
                                     Name: Dale Zeglin
                                     Title: Senior Vice President


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                                     FIRST UNION NATIONAL BANK,
                                     as Syndication Agent and Lender



                               By:   /s/  Cynthia A. Bean
                                     ----------------------------------------
                                     Name:  Cynthia A. Bean
                                     Title:  Vice President




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                               FLEET NATIONAL BANK, formerly known as
                               BankBoston, N.A., as Documentation Agent and Lender



                               By:   /s/  Daniel P. Stegemoeller
                                     ----------------------------------------
                                     Name:  Daniel P. Stegemoeller
                                     Title:   VICE PRESIDENT




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                               CREDIT LYONNAIS NEW YORK BRANCH, as Lender



                               By:   /s/  Bruno DeFloor
                                    ----------------------------------------
                                     Name:  Bruno DeFloor
                                     Title: Vice President




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                               SOCIETE GENERALE, SOUTHWEST AGENCY, as Lender



                               By:   /s/  Huvishka Ali
                                    ----------------------------------------
                                     Name:  Huvishka Ali
                                     Title:  Vice President